UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2026

Date of Report (Date of earliest event reported)

JUPITER NEUROSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41265	47-4828381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 North US HWY 1, Suite 504, Jupiter, FL	33477
(Address of principal executive offices)	(Zip Code)

(561) 406-6154

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On August 21, 2026, Jupiter Neurosciences, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with the investors named therein (the “Investors”), pursuant to which the Company agreed to issue and sell, in a registered direct offering by the Company directly to the Investors (the “Offering”), 307,692 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (“Common Stock”), at a price of $6.50 per share, for aggregate gross proceeds to the Company of approximately $2.0 million before deducting the placement agent’s fees and related offering expenses.

The Shares were offered by the Company pursuant to a Registration Statement on Form S-3 (File No. 333-295085), which was filed with the Securities and Exchange Commission (the “Commission”) on April 16, 2026, and was declared effective by the Commission on April 24, 2026 (the “Registration Statement”).

The Purchase Agreement contains customary representations and warranties, agreements of the Company and the Investors and customary indemnification rights and obligations of the parties. Pursuant to the terms of the Purchase Agreement, the Company has agreed to certain restrictions on the issuance and sale of its Common Stock or Common Stock Equivalents (as defined in the Purchase Agreement) during the 30-day period following the closing of the Offering.

The Offering is expected to close on or about August 24, 2026, subject to satisfaction of customary closing conditions.

On August 21, 2026, the Company entered into a placement agency agreement (the “Placement Agent Agreement”) with D. Boral Capital LLC (“D. Boral”) pursuant to which the Company engaged D. Boral as the placement agent (the “Placement Agent”) in connection with the Offering. The Company agreed to pay the Placement Agent a fee in cash equal to 7.0% of the gross proceeds from the sale of the Shares to the Investors. The Company also agreed to reimburse the Placement Agent for all reasonable and documented out-of-pocket expenses, including the reasonable fees of legal counsel not to exceed $75,000. The Placement Agent Agreement also contains representations, warranties, indemnification and other provisions customary for transactions of this nature.

The foregoing summaries of the Placement Agent Agreement and the Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on October 24, 2025, the Company entered into a Standby Equity Purchase Agreement (as amended, the “SEPA”) with YA II PN, Ltd. (“Yorkville”), a Cayman Islands exempt limited partnership, pursuant to which the Company has the right, but not the obligation, to sell to Yorkville up to $20,000,000 of shares of Common Stock, par value $0.0001 per share (the “Common Stock”), from time to time, subject to certain limitations and conditions set forth in the SEPA.

The SEPA was initially described in the Company’s Current Report on Form 8-K filed with the Commission on October 27, 2025, as amended by the Current Report on Form 8-K/A filed on November 20, 2025, each of which is incorporated herein by reference.

Between August 14, 2026 and August 21, 2026, pursuant to Advance Notices delivered under the SEPA, the Company issued and sold to Yorkville an aggregate of 107,920 shares of Common Stock for aggregate gross proceeds of $851,194. The per-share purchase price for each Advance was equal to 97% of the lowest daily volume-weighted average price (“VWAP”) of the Common Stock on The Nasdaq Capital Market during the applicable three-consecutive-trading-day pricing period commencing on the date of delivery of the applicable Advance Notice, as specified in the SEPA.

The shares of Common Stock described herein were issued and sold in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) of Regulation D promulgated thereunder. The Company’s reliance on this exemption is based on representations made by Yorkville in the SEPA, including that Yorkville is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act, and that the shares were acquired for investment purposes and not with a view toward distribution.

Item 8.01. Other Events

On August 21, 2026, the Company issued a press release (the “Pricing Press Release”) announcing the pricing of the Offering. A copy of the Pricing Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1	Form of Placement Agent Agreement, dated August 21, 2026, by and between the Company and D. Boral Capital LLC.
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Form of Securities Purchase Agreement, dated as of August 21, 2026, by and between the Company and the purchaser parties thereto.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (included in Exhibit 5.1).
99.1	Pricing Press Release, August 21, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER NEUROSCIENCES, INC.

Dated: August 24, 2026	By:	/s/ Christer Rosen
	Name:	Christer Rosen
	Title:	Chief Executive Officer